Exhibit 99.4

                              PROMOTIONS.COM, INC.

                                       and

                     AMERICAN STOCK TRANSFER & TRUST COMPANY

                                 as Rights Agent

                                   ----------

                       AMENDMENT NO. 1 TO RIGHTS AGREEMENT

      THIS AMENDMENT NO. 1 (this "Amendment No. 1"), dated as of February 11, 2002, is made by and between Promotins.Com, Inc., a Delaware corporation (the "Company"), and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). Reference is made to the Rights Agreement dated as of June 28, 2001 (the "Rights Agreement") between the parties. Capitalized terms not defined herein shall have the respective meaning ascribed to them in the Rights Agreement.

      WHEREAS, pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof;

      WHEREAS, the Company is a party to an Agreement and Plan of Merger (as it may be amended or supplemented from time to time, the "iVillage Merger Agreement"), dated February 11, 2002, among iVillage Inc., a Delaware corporation ("iVillage"), Virgil Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of iVillage ("iVillage Merger Sub"), and the Company, which provides for, among other things, an exchange offer (the "Offer") by iVillage Merger Sub for all outstanding shares of common stock of the Company (the "Company Common Stock"), the merger of iVillage Merger Sub with and into the Company (the "iVillage Merger"), subject to shareholder and regulatory approval and other terms and conditions;

      WHEREAS, concurrently with the execution and delivery of the iVillage Merger Agreement, iVillage and certain stockholders of the Company (the "Stockholders") entered into a Stockholders Agreement, dated as of February 11, 2002 (the "Stockholders Agreement"), which, among other things, (i) obligates the Stockholders to tender all shares of Company Common Stock held by the Stockholders into the Offer, (ii) obligates the Stockholders to vote on all matters affecting the iVillage Merger in support of the iVillage Merger, (iii) restricts the ability of the Stockholders to transfer the shares of Company Common Stock held by them and (iv) grants iVillage an irrevocable proxy to vote Stockholders' shares of Company Common Stock;

      WHEREAS, the iVillage Merger Agreement contemplates amendments to the Rights Agreement so that the Rights Agreement will not be applicable to the iVillage Merger Agreement, the Stockholders Agreement, and the transactions contemplated thereby.

      WHEREAS, the Board of Directors previously determined that it is in the best interests of the Company and its Stockholders to amend the Rights Agreement as contemplated by the iVillage Merger Agreement;

NOW, THEREFORE, in accordance with Section 27 of the Rights Agreement, the Company and the Rights Agent hereby amend the Rights Agreement as follows:

      1. The definition of "Acquiring Person" in Section 1(a) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

            "Notwithstanding anything in this Agreement to the contrary, none of iVillage Inc., a Delaware corporation ("iVillage"), iVillage Merger Sub (as defined in the iVillage Merger Agreement (defined below)), or any of their Affiliates or Associates, shall be deemed to be an Acquiring Person by virtue of the execution of the Agreement and Plan of Merger, dated as of February __, 2002 (as the same may be amended from time to time, the "iVillage Merger Agreement"), by and among iVillage, iVillage Merger Sub and the Company, the Stockholders Agreement, dated as of February 11, 2002 (the "Stockholders Agreement") or the consummation of the transactions contemplated by the iVillage Merger Agreement, including, without limitation, the exchange offer by iVillage Merger Sub for all outstanding shares of the Company's outstanding common stock (the "Offer"), the merger of iVillage Merger Sub with and into the Company (the "iVillage Merger"), or the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement or the announcement of any of the foregoing transactions."

      2. The definition of "Shares Acquisition Date" in Section 1(r) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

            "Notwithstanding anything in this Agreement to the contrary, a Shares Acquisition Date shall not be deemed to have occurred as a result of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."


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

      3. Section 3(a) of the Rights Agreement is amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred as a result of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."

      4. The definition of "Section 11(a)(ii) Event" in Section 11(a)(ii) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Agreement to the contrary, a Section 11(a)(ii) Event shall not be deemed to have occurred as a result of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."

      5. The definition of "Section 13 Event" in Section 13(a)of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Agreement to the contrary, a Section 13 Event shall not be deemed to have occurred as the result of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."

      6. The introductory phrase of Section 13(c) of the Rights Agreement is hereby modified and amended to read as follows:

      "The Corporation shall not consummate any such consolidation, merger, sale or transfer (other than the iVillage Merger) unless the Principal Party shall have a sufficient number of its authorized shares of common stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Corporation and such Principal party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date


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

      of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this Section 13 (other than the iVillage Merger), the Principal Party at its own expense shall:"

      7. The definition of "Triggering Event" in Section 1(t) of the Rights Agreement is hereby modified and amended by adding the following sentence at the end thereof:

      "Notwithstanding anything in this Agreement to the contrary, a Triggering Event shall not be deemed to have occurred as the result of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."

      8. Section 7(a) of the Rights Agreement is hereby modified and amended to change the reference to "July 8, 2011" to "July 8, 2011 or, if earlier, immediately prior to the consummation of the iVillage Merger as contemplated by the iVillage Merger Agreement."

      9. Clause (iv) of Section 25(a) of the Rights Agreement is hereby amended to read as follows:

      "to effect any consolidation or merger into or with any other Person (other than the iVillage Merger and other than a Subsidiary of the corporation in a transaction which does not violate Section 11(n) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer) in one or more transactions, of 50% or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Corporation and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(n) hereof),"

      10. Section 30 of the Rights Agreement is amended to add the following sentence at the end thereof:

      "Nothing in this Agreement shall be construed to give any holder of Rights (and, prior to the Distribution Date, registered holders of the Common Shares) or any other Person any legal or equitable rights, remedies, or claims under this Agreement by virtue of the execution of the iVillage Merger Agreement or the Stockholders Agreement or the consummation of the transactions contemplated by the iVillage Merger Agreement, including without limitation, the Offer, the iVillage Merger, the acquisition of beneficial ownership or the transfer of Common Shares pursuant to the Stockholders Agreement, or the announcement of any of the foregoing transactions."


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

      11. This Amendment No. 1 shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

      12. This Amendment No. 1 may be executed in any number of counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all of such counterparts shall together constitute but one and the same instrument.

      13. In all respects not inconsistent with the terms and provisions of this Amendment No. 1, the Rights Agreement is hereby ratified, adopted, approved, and confirmed. In executing and delivering this Amendment No. 1, the Rights Agent shall be entitled to all of the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

      14. If any term, provision, covenant, or restriction of this Agreement No. 1 is held by a court of competent jurisdiction or other authority to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants, and restrictions of this Amendment No. 1, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired, or invalidated.

                            [Signature page follows]


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed, all as of the date and year first above written.

                                         PROMOTIONS.COM, INC.

                                         By: /s/ Steven Krein
                                            ------------------------------------
                                         Name:  Steven Krein
                                         Title: Chief Executive Officer


                                         AMERICAN STOCK TRANSFER & TRUST COMPANY

                                         By: /s/ Herbert J. Lemmer
                                            ------------------------------------
                                         Name: Herbert J. Lemmer
                                         Title: Vice President


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